UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 11, 2021
Date of Report (Date of earliest event reported)

CAI International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33388	94-3109229
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

Steuart Tower, 1 Market Plaza, Suite 2400, San Francisco, California 94105
(Address of principal executive offices, including ZIP Code)

Registrant’s telephone number, including area code: (415) 788-0100

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Le
Title of each class	Trading symbols	Name of exchange on which registered
Common Stock, par value $0.0001 per share	CAI	New York Stock Exchange
8.50% Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Stock, par value $0.0001 per share	CAI-PA	New York Stock Exchange
8.50% Series B Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Stock, par value $0.0001 per share	CAI-PB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

On February 16, 2021, CAI International, Inc. (the “Company”) issued a press release reporting its results of operations for the fourth quarter and full year of 2020.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 11, 2021, the Board of Directors of the Company promoted David Morris to Vice President, Chief Accounting Officer, and also designated Mr. Morris as the Company’s principal accounting officer for SEC reporting purposes.

Mr. Morris, age 54, has served as our Vice President, Finance and Corporate Controller since May 2011. From 2008 to 2011, Mr. Morris served as Senior Director, Finance, and prior to that as Director, SEC Reporting, of Celera Corporation, a Nasdaq-listed healthcare company. Previously, Mr. Morris was a Senior Audit Manager at KPMG LLP with a focus on public companies. Mr. Morris received a Bachelor of Engineering from the University of Bristol, U.K. in 1988. Mr. Morris is a U.K. Chartered Accountant and a California-licensed Certified Public Accountant.

In this role, Mr. Morris’s initial annual base salary will be $290,000, subject to annual adjustment, and he will continue to be eligible to participate in the Company’s bonus and equity programs. Mr. Morris will also continue to participate in the benefit programs generally provided to employees of the Company in the same manner as in his prior role with the Company.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

99.1	Press Release issued by CAI International, Inc. dated February 16, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAI INTERNATIONAL, INC.

Dated: February 16, 2021	By:	/s/ Timothy B. Page
Name: Timothy B. Page
Title: Interim President and Chief Executive Officer